DEAR SHAREHOLDERS:

--------------------------------------------------------------------------------

     The Lexington Worldwide Emerging Markets Fund declined 20.3%* during the fourth quarter and fell 11.4%* for the full year of 1997. According to Lipper Analytical Services, Inc., the average emerging market fund dropped 16.9% during the quarter and declined 2.35% for the year. The unmanaged Morgan Stanley Emerging Markets Free Index posted a loss of 17.5%** for the quarter and 11.6%** for the year.

     The Fund remains significantly underweight in the Asian portion of the emerging market index; however, other emerging market funds benefited from even lower weightings in Asia. Some of our competitors also have heavier weightings in Latin America, which in comparison to Asia, performed much better. Latin
American markets fell 10.7% during the quarter, while Asian markets declined 33.0%. Despite the Fund's low weighting, a 57.7% drop in Indonesian stocks negatively impacted performance. In Latin America, a 7% weighting in Chilean stocks was negatively impacted by a 17.6% drop in the country's stock market. On the positive side, Korean equities were mostly avoided, as that market sank 64.4%. Turkish equities, which comprise 5% of the Fund, performed strongly with a gain of 24.4% during the fourth quarter. Finally, cash positions were increased to 15-20% to cushion against expected volatility in emerging market equities, while providing an opportunity to invest selectively in depressed stocks at lower prices.

     The turmoil in emerging markets has affected different groups of countries in very different ways. Asian economies have suffered sharp declines in economic activity due to excess industrial capacity, high debt loads, bankrupt financial institutions and property companies, and rising unemployment. This economic reality has also led to high real interest rates as investors demanded greater compensation due to higher risks. High interest rates are now impacting many other emerging economies as well, from Russia to Greece and most of Latin America.

     The Asian crisis has resulted in lower prices for key commodities such as oil and copper which also will result in weak economies in the resource-based economies of Chile, Venezuela, and Brazil, to name just a few. Governments have responded to lower expected revenues by cutting fiscal spending which will further impede growth. In conclusion, GDP growth in the emerging economies will be under pressure from several fronts that make country weighting and stock selectivity key factors in our 1998 strategy.

     The Fund will seek financially sound companies in industries that are not economically sensitive. Industries such as pharmaceuticals and foods are favored. Though news in Asia still remains negative, opportunities are beginning to surface. There are many cheap stocks in Asia and these stocks should provide excellent returns while adopting a multi-year view. Export companies in the region should actually benefit with revenues in U.S. dollars while costs are in depreciated local currencies. Stocks of companies focused on Asian domestic economies are down as much as 80-90%. Although the short-term economic outlook looks dire, much of the news has already been discounted in share prices. The Asian region will improve as its trade surplus and foreign investment increase. Therefore, Asian weightings will be increased, and cash positions reduced, to take advantage of Asian opportunities. Stock selection will focus on companies with strong balance sheets and franchise value, as these will offer tremendous opportunities. Emerging markets must be viewed with a longer-term horizon. Expanding populations, a growing middle class and an educated work force are strong contributing factors to a successful economic recovery. Above average economic growth will resume once stability occurs in the credit and currency markets for these regions.

                                   Sincerely,

/s/ Richard T. Saler                                  /s/ Robert M. DeMichele
--------------------                                  -----------------------
    Richard T. Saler                                     Robert M. DeMichele
    Portfolio Manager                                    President
    February, 1998                                       February, 1998


[The following table represents a line chart in the printed report]

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
                LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC.,
      THE UNMANAGED MORGAN STANLEY CAPITAL INTERNATIONAL (EAFE) INDEX AND
            THE UNMANAGED MORGAN STANLEY EMERGING MARKETS FREE INDEX


            LEXINGTON
YEAR          WWEM          EAFE      MSCI EMF
==============================================
6/17/91      $10,000      $10,000      $10,000
12/31/91     $10,173      $11,039      $11,780
12/31/92     $10,557       $9,695      $13,123
12/31/93     $17,246      $12,852      $22,944
12/31/94     $14,864      $13,852      $21,266
12/31/95     $13,983      $15,405      $20,158
12/31/96     $15,015      $16,336      $21,374
12/31/97     $13,303      $16,626      $18,898


                                           AVERAGE ANNUAL STANDARD TOTAL RETURNS
                                               FOR THE PERIOD ENDED 12/31/97
                   -------------------------------------------------------------
                   FUND/INDEX                     1 YR.     5 YR.       10 YR.
                   -------------------------------------------------------------
                   LEXINGTON WORLDWIDE
                   EMERGING MARKETS FUND         (11.40%)    4.73%      7.00%
                   -------------------------------------------------------------
                   MORGAN STANLEY CAPITAL
                   INTERNATIONAL (EAFE) INDEX      1.78%    11.39%      6.25%
                   -------------------------------------------------------------
                   MORGAN STANLEY EMERGING
                   MARKETS FREE INDEX            (11.59%)    7.57%     18.18%
                   -------------------------------------------------------------

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund with a similar investment in the Morgan Stanley Capital International (EAFE) Index and the Morgan Stanley Emerging Markets Free Index. Results for the Fund, the Morgan Stanley Capital International (EAFE) Index and the Morgan Stanley Emerging Markets Free Index include the reinvestment of all dividend and capital gain distributions. *Prior to June 17, 1991 the Fund operated under a different investment objective. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than at their original cost. Total return represents past performance and it is not predictive of future results.



* -11.40%, 4.73% and 7.00% are the one, five and ten year average annual standard total returns, respectively, for the period ended December 31, 1997. Prior to June, 1991, the Fund operated under a different name and investment objective. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. Total return represents past performance and is not predictive of future results.

** All country and regional  returns are from the  corresponding  Morgan Stanley
   Capital International Indices. Returns are dollar based with all dividends reinvested.

LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
December 31, 1997

      Number of                                                                                             Value
       Shares                                       Security                                              (Note 1)
------------------------------------------------------------------------------------------------------------------
                  COMMON STOCK: 83.6%
                  ARGENTINA: 2.4%
         460,506  Perez Companc S.A. ...............................................................   $ 3,288,615
                                                                                                       -----------

                  BRAZIL: 6.8%
       6,790,000  Cia Tecidos Norte De Mina (Preferred shares) .....................................     2,433,648
       6,790,000  Empresa Nacional de Comercio Redito ..............................................         5,050
       4,710,000  Light - Servicos de Electricidade S.A. ...........................................     1,962,380
       9,693,000  Petroleo Brasileiro S.A. (Preferred shares) ......................................     2,266,871
          67,000  Souza Cruz S.A. ..................................................................       540,313
       7,940,000  Telecomunicacoes de Sao Paulo S.A. ...............................................     2,112,956
                                                                                                       -----------
                                                                                                         9,321,218
                                                                                                       -----------

                  CHILE: 7.0%
         268,400  Banco Santander (ADR) ............................................................     3,791,150
         151,700  Empresa Nacional Electricidad S.A. (ADR) .........................................     2,683,194
          59,100  Enersis S.A. (ADR) ...............................................................     1,713,900
          58,200  Vina Concha y Toro S.A. (ADR) ....................................................     1,469,550
                                                                                                       -----------
                                                                                                         9,657,794
                                                                                                       -----------

                  COLOMBIA: 1.7%
          95,600  Banco Ganadero S.A. (ADR) ........................................................     2,294,400
                                                                                                       -----------

                  CZECH REPUBLIC: 1.9%
          24,780  SPT Telekom AS2 ..................................................................     2,644,345
                                                                                                       -----------

                  GREECE: 3.4%
         192,120  Delta Dairy S.A. (Preferred Shares) ..............................................     1,726,837
          58,450  Hellenic Tellecommunication Organization S.A. ....................................     1,199,074
         332,640  Michaniki S.A. ...................................................................     1,705,988
                                                                                                       -----------
                                                                                                         4,631,899
                                                                                                       -----------

                  HONG KONG: 3.4%
         225,000  Cheung Kong (Holdings), Ltd. .....................................................     1,473,717
       3,396,000  JCG Holdings, Ltd. ...............................................................     1,457,319
      10,100,000  Moulin International Holding, Ltd. ...............................................     1,212,271
       1,201,666  Moulin International Holding, Ltd. Warrants ......................................        17,990
       3,925,000  Tingyi (Cayman Islands) Holding Company ..........................................       511,631
                                                                                                       -----------
                                                                                                         4,672,928
                                                                                                       -----------

LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
December 31, 1997

        Number of                                                                                          Value
         Shares                                    Security                                              (Note 1)
------------------------------------------------------------------------------------------------------------------
                  HUNGARY: 2.1%
          62,500  Zalakeramia Rt. ..................................................................   $ 2,901,299
                                                                                                       -----------

                  INDIA: 6.2%
          93,400  Hindalco Industries, Ltd. ........................................................     1,769,913
         452,200  Hindustan Petroleum  Corporation, Ltd.2 ..........................................     5,587,796
          81,900  Videsh Sanchar Nigam, Ltd.  (GDR)1,2 .............................................     1,148,648
                                                                                                       -----------
                                                                                                         8,506,357
                                                                                                       -----------

                  INDONESIA: 3.6%
       2,268,500  PT Fiskar Agung Perkasa ..........................................................       309,631
       1,206,000  PT Hanjaya Mandala Sampoerna .....................................................       910,836
       4,902,000  PT Indah Kiat Pulp and Paper Corporation Tbk .....................................       869,807
       2,670,000  PT Tambang Timah .................................................................     2,866,872
                                                                                                       -----------
                                                                                                         4,957,146
                                                                                                       -----------

                  ISRAEL: 2.2%
          63,700  Teva Pharmaceutical Industries, Ltd. (ADR) .......................................     3,013,806
                                                                                                       -----------


                  MALAYSIA: 4.8%
       1,318,000  Austral Enterprises Bhd ..........................................................     1,381,535
         573,000  Berjaya Sports Toto Bhd ..........................................................     1,464,752
         772,000  Hap Seng Consolidated Bhd ........................................................       952,017
         631,000  Highlands and Lowlands Bhd .......................................................       645,207
          27,400  Hong Leong Credit Bhd Warrants2 ..................................................             0
         813,000  Kuala Lumpur Kepong Bhd ..........................................................     1,744,068
         621,000  Magnum Corporation Bhd ...........................................................       373,331
                                                                                                       -----------
                                                                                                         6,560,910
                                                                                                       -----------

                  MEXICO: 8.3%
         902,000  Cintra S.A. ......................................................................       836,904
         197,000  Corporacion Interamericana de Entretenimiento S.A. ...............................     1,529,706
         142,600  Grupo Casa Autrey, S.A. de  C.V. (ADR) ...........................................     2,914,387
         686,400  Grupo Financiero Banamex  Accival, S.A. de C.V.2 .................................     2,056,184
          15,200  Grupo Imsa S.A. de C.V. (ADR) ....................................................       358,150
       2,908,900  Grupo Industrial Maseco S.A.  de C.V. ............................................     3,009,279
         189,000  Grupo Industrial Saltillo, S.A. de C.V. "B" ......................................       773,648
                                                                                                       -----------
                                                                                                        11,478,258
                                                                                                       -----------

                  PAKISTAN: 1.1%
         313,700  Pakistan Investment Fund, Inc.2 ..................................................     1,529,287
                                                                                                       -----------

LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
December 31, 1997

        Number of                                                                                          Value
         Shares                                    Security                                              (Note 1)
------------------------------------------------------------------------------------------------------------------
                  PERU: 1.2%
          68,300  Telefonica del Peru S.A. (ADR) ...................................................   $ 1,592,244
                                                                                                       -----------

                  PHILIPPINES: 2.9%
      16,347,000  C & P Homes, Inc. ................................................................       966,919
       6,223,000  Fortune Cement Corporation .......................................................       623,878
       4,321,637  International Container Terminal Service, Inc.2 ..................................       541,575
       3,180,000  Ionics Circuit, Inc. .............................................................     1,315,077
       4,238,000  Universal Robina Corporation .....................................................       525,783
                                                                                                       -----------
                                                                                                         3,973,232
                                                                                                       -----------

                  POLAND: 4.1%
         237,480  Elektrim Towarzystwo Handlowe S.A. ...............................................     2,297,378
         359,100  Polifarb Cieszyn Wroclaw S.A.2 ...................................................     1,701,308
         119,700  Polifarb Cieszyn Wroclaw  S.A. Rights2 ...........................................       373,541
         170,200  Stomil Olsztyn S.A.2 .............................................................     1,303,690
                                                                                                       -----------
                                                                                                         5,675,917
                                                                                                       -----------

                  PORTUGAL: 2.4%
          72,100  Portugal Telecom S.A. ............................................................     3,349,212
                                                                                                       -----------

                  RUSSIA: 3.3%
          59,700  Lukoil Holdings of Russia2 .......................................................     1,374,294
         538,300  Rostelecom2 ......................................................................     1,910,965
       4,316,000  Unified Energy Systems2 ..........................................................     1,305,158
                                                                                                       -----------
                                                                                                         4,590,417
                                                                                                       -----------

                  SINGAPORE: 4.5%
         103,500  Asia Pulp & Paper Company, Ltd. ..................................................     1,041,469
       1,834,000  DBS Land, Ltd. ...................................................................     2,808,244
         311,000  Keppel Fels, Ltd. ................................................................       867,509
         853,000  Want Want Holdings ...............................................................     1,177,140
         270,600  Want Want Holdings "A" ...........................................................       357,192
                                                                                                       -----------
                                                                                                         6,251,554
                                                                                                       -----------

                  SOUTH AFRICA: 2.3%
          38,000  Liberty Life Association of Africa, Ltd. .........................................       976,090
          85,300  Liberty Life Association of Africa, Ltd. .........................................     2,217,571
                                                                                                       -----------
                                                                                                         3,193,661
                                                                                                       -----------

LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
December 31, 1997

        Number of                                                                                          Value
         Shares                                    Security                                              (Note 1)
------------------------------------------------------------------------------------------------------------------
                  SOUTH KOREA: 0.2%
           4,920  Suheung Capsule .................................................................. $     206,966
                                                                                                     -------------
                  TAIWAN: 1.2%
          96,825  Taiwan Fund, Inc. ................................................................     1,597,612
                                                                                                     -------------
                  THAILAND: 0.8%
       1,378,800  Advance Agro Public Company, Ltd. ................................................     1,152,613
                                                                                                     -------------
                  TURKEY: 4.9%
      25,329,871  Akbank T.A.S. ....................................................................     2,229,029
      22,726,000  Arcelik A.S. .....................................................................     2,136,244
       5,533,000  Eregli Demir Ve Celik Fabrikalari T.A.S. .........................................       857,615
       6,519,261  Petrol Ofisi A.S. ................................................................     1,558,103
                                                                                                     -------------
                                                                                                         6,780,991
                                                                                                     -------------
                  VENEZUELA: 0.9%
          30,200  Compania Anonima Nacional Telefonos de Venezuela (ADR) ...........................     1,257,075
                                                                                                     -------------

                  TOTAL COMMON STOCKS (cost $135,022,391) ..........................................   115,079,756
                                                                                                     -------------

                  SHORT-TERM INVESTMENTS: 16.1%
                  U.S. GOVERNMENT AGENCY OBLIGATIONS: 10.5%
     $12,500,000  Federal Home Loan Mortgage Corporation, 4.75%, due 01/01/98 ...................... $  12,498,351
         500,000  Federal Home Loan Mortgage Corporation, 5.70%, due 02/13/98 ......................       496,596
       1,500,000  Federal Home Loan Mortgage Corporation, 6.00%, due 01/14/98 ......................     1,496,750
                                                                                                     -------------
                                                                                                        14,491,697
                                                                                                     -------------
                  U.S. GOVERNMENT OBLIGATION: 5.6%
       7,550,000  U.S. Treasury Bond, 6.125%, due 11/15/2027 .......................................     7,764,949
                                                                                                     -------------
                  TOTAL SHORT-TERM INVESTMENTS (cost $22,029,918) ..................................    22,256,646
                                                                                                     -------------
                  TOTAL INVESTMENTS: 99.7% (cost 157,052,309 ) .....................................   137,336,402
                  Other assets in excess of liabilities: 0.3% ......................................       349,334
                                                                                                     -------------
                  TOTAL NET ASSETS: 100.0% (equivalent to $10.18 per share on
                    13,527,409 shares outstanding) ................................................. $ 137,685,736
                                                                                                     =============

1Restricted Securities (Note 6).
2Non-income producing securities.
ADR--American Depository Receipt.
+Aggregate cost for Federal income tax purposes is $157,075,855.

LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
December 31, 1997 (continued)

At December 31, 1997, the composition of the Fund's net assets by industry concentration was as follows:

Banking ..........................................................       8.7%
Capital Equipment ................................................       0.6
Construction and Housing .........................................       1.9
Consumer (Durables) ..............................................       4.2
Consumer (Non-Durables) ..........................................       7.6
Electrical and Electronics .......................................       1.0
Energy Sources ...................................................       8.1
Financial Services ...............................................       3.4
Health and Personal Care .........................................       4.5
Materials ........................................................      17.0
Multi-Industry ...................................................       3.5
Real Estate ......................................................       3.1
Services .........................................................       3.7
Telecommunications ...............................................       9.9
Trade ............................................................       1.7
Transportation ...................................................       0.6
U.S. Government Obligations ......................................      16.1
Utilities ........................................................       4.1
Other Assets .....................................................       0.3
                                                                       -----
Total Net Assets .................................................     100.0%
                                                                       =====

    The Notes to Financial Statements are an integral part of this statement.

LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997

ASSETS
Investments, at value (cost $157,052,309) (Note1)    $ 137,336,402
Cash .............................................          24,707
Receivable for investment securities sold ........       1,113,496
Receivable for shares sold .......................       1,251,190
Dividends and interest receivable ................         624,600
Foreign taxes recoverable ........................           8,607
                                                     -------------
    Total Assets .................................     140,359,002
                                                     -------------

LIABILITIES

Due to Lexington Management Corporation (Note 2)           120,308
Payable for investment securities purchased ......         389,951
Payable for shares redeemed ......................       1,809,516
Accrued expenses .................................         353,491
                                                     -------------
Total Liabilities ................................       2,673,266
                                                     -------------
NET ASSETS (equivalent to $10.18 per share on

   13,527,409 shares outstanding) (Note 3) .......   $ 137,685,736
                                                     =============

NET ASSETS consist of:

Capital stock -- authorized 100,000,000 shares

  $1.00 par value per share ......................   $  13,527,409
Additional paid in capital (Note 1) ..............     152,022,086
Undistributed net investment income ..............         101,871
Accumulated net realized loss on investments and
 foreign currency holdings .......................     (8,237,198
Unrealized depreciation on investments and
 foreign currency holdings .......................    (19,728,432
                                                     -------------
Total Net Assets .................................   $ 137,685,736
                                                      =============

    The Notes to Financial Statements are an integral part of this statement.

LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC.
STATEMENT OF OPERATIONS
Year ended December 31, 1997

INVESTMENT INCOME
Dividends .......................................................................    $ 4,245,417
Interest ........................................................................        959,988
                                                                                     -----------
                                                                                       5,205,405

Less: Foreign tax expense .......................................................        668,024
                                                                                     -----------
      Total investment income ...................................................                      $ 4,537,381

Expenses
      Investment advisory fee (Note 2) ..........................................      2,373,753
      Transfer agent and shareholder services expense (Note 2) ..................        726,251
      Custodian fees ............................................................        655,756
      Accounting expenses (Note 2) ..............................................        202,868
      Printing and mailing expenses .............................................        110,860
      Professional fees .........................................................         60,624
      Registration fees .........................................................         54,860
      Directors' fees and expenses ..............................................         20,889
      Computer processing fees ..................................................         18,806
      Other expenses ............................................................         89,917
                                                                                     -----------
           Total expenses .......................................................                        4,314,584
                                                                                                      ------------
                Net investment income ...........................................                          222,797

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 4)
      Net realized gain (loss) on:
           Investments ..........................................................     19,298,608
           Foreign currency transactions ........................................       (265,626)
                                                                                     -----------
                Net realized gain ..............................................                        19,032,982
      Net change in unrealized appreciation on:
           Investments ..........................................................    (29,282,738)
           Foreign currency translation of other assets and liabilities .........        (12,525)
                                                                                     -----------
                Net change in unrealized appreciation ...........................                      (29,295,263)
                                                                                                      ------------
                Net realized and unrealized loss ................................                      (10,262,281)
                                                                                                      ------------

DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ................................                     $(10,039,484)
                                                                                                      ============

    The Notes to Financial Statements are an integral part of this statement.

LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
Years ended December 31, 1997 and 1996

                                                                         1997             1996
                                                                    -------------    -------------
Net investment income (loss) ....................................   $     222,797    $     (18,395)
Net realized gain from investment and
  foreign currency transactions .................................      19,032,982        7,337,532

Net change in unrealized appreciation of investments
  and foreign currency translation ..............................     (29,295,263)      12,557,378
                                                                    -------------    -------------

  Increase (decrease) in net assets resulting from operations ...     (10,039,484)      19,876,515
Decrease in net assets from capital share transactions (Note 3) .    (106,947,586)     (30,748,162)
                                                                    -------------    -------------

  Net decrease net assets .......................................    (116,987,070)     (10,871,647)
NET ASSETS:
  Beginning of period ...........................................     254,672,806      265,544,453
                                                                    -------------    -------------
  End of period (including undistributed net investment income of
    $101,871 and distributions in excess of net investment income
    of $56,742, 1997 and 1996, respectively) ....................   $ 137,685,736    $ 254,672,806
                                                                    =============    =============


             The Notes to Financial Statements are an integral part of this statement.

                                            10

LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1997 and 1996

1.  SIGNIFICANT ACCOUNTING POLICIES

Lexington Worldwide Emerging Markets Fund, Inc. (the "Fund") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term growth of capital primarily through investment in equity securities domiciled in, or doing business in, emerging countries and emerging markets. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

     INVESTMENTS Security transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked price is used. Securities traded on the over-the-counter market are valued at the mean between the last current bid and asked price. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by Fund management in good faith under the direction of the Fund's Board of Directors. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

     FOREIGN CURRENCY TRANSACTIONS Foreign currencies (and receivables and payables denominated in foreign currencies) are translated into U.S. dollar amounts at current exchange rates. Translation gains or losses resulting from changes in exchange rates and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations. In addition, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk in the purchase or sale of securities denominated in foreign currency. The Fund may also enter into such contracts to hedge against changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are closed and are reported in the statement of operations.

     FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

     DISTRIBUTIONS Dividends from net investment income and net realized capital gains are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1997, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1997 and 1996 (continued)

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     USE OF ESTIMATES The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operatons during the reporting period. Actual results could differ from those estimates.

2.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATE

The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 1.00% of the Fund's average daily net assets. For 1997, LMC has agreed to voluntarily limit the total expenses of the Fund, (including management fees, but excluding interest, taxes, brokerage commissions, and extraordinary expenses) to an annual rate of 2.50% of the Fund's average daily net assets. No reimbursement was required for the year ended December 31, 1997.

The  Fund  reimbursed  LMC  for  certain  expenses,   including  accounting  and
shareholder servicing costs of $439,637 which are incurred by the Fund, but paid by LMC.

3.  CAPITAL STOCK

     Transactions in capital stock were as follows:

                                                             Year ended                                    Year ended
                                                          December 31, 1997                            December 31, 1996
                                               ------------------------------------            ------------------------------------
                                                  Shares                 Amount                  Shares                   Amount
                                               -----------            -------------            -----------            -------------
Shares sold ........................            11,625,469            $ 143,114,566             22,719,087            $ 266,562,359
Shares redeemed ....................           (20,259,295)            (250,062,152)           (25,383,903)            (297,310,521)
                                               -----------            -------------            -----------            -------------
  Net decrease .....................            (8,633,826)           $(106,947,586)            (2,664,816)           $ (30,748,162)
                                               ===========            =============            ===========            =============


4.  PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from sales of securities for the year ended December 31, 1997, excluding short-term securities, were $240,250,116 and $361,460,824, respectively.

At December 31, 1997, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $11,466,344 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $31,205,797.

LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1997 and 1996 (continued)

5.  INVESTMENT AND CONCENTRATION RISKS

The Fund's investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

In addition to the risks described above, risks may arise from forward foreign currency contracts as a result of the potential inability of counterparties to meet the terms of their contracts.

6.  RESTRICTED  SECURITIES

The following security was purchased under Rule 144A of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may be sold only to qualified institutional investors.

                                          Acquisition                   Average Cost       Market        % of Net
Security                                     Date          Shares         Per Share         Value         Assets
-------                                   -----------     --------      ------------     ----------       -------
Videsh Sanchar Nigam, Ltd. .............    4/11/97         81,900         $18.98        $1,148,648        0.83%
                                                                                          =========        =====



Pursuant to guidelines adopted by the Fund's Board of Directors, this unregistered security has been deemed to be illiquid. The Fund currently limits investment in illiquid securities to 15% of the Fund's net assets, at market value.

7.   FEDERAL  INCOME   TAXES--CAPITAL  LOSS  CARRYFORWARDS

Capital loss carryforwards available for Federal income tax purposes as of December 31, 1997 are $1,243,031 expiring in 2003.

To the extent any future capital gains are offset by these losses, such gains would not be distributed to shareholders.

LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC.
FINANCIAL HIGHLIGHTS

Selected per share data for a share outstanding throughout the period:

                                                                         Year ended December 31,
                                                         -------------------------------------------------------
                                                          1997        1996          1995         1994      1993
                                                         ------      ------        ------       ------    ------
Net asset value, beginning of period ..................  $11.49      $10.70        $11.47       $13.96    $ 8.66
                                                         ------      ------        ------       ------    ------
Income (loss) from investment operations:
  Net investment income (loss) ........................    0.01         --           0.08        (0.01)     0.05
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions .....   (1.32)       0.79         (0.76)       (1.92)     5.43
                                                         ------      ------        ------       ------    ------
Total income (loss) from investment operations ........   (1.31)       0.79         (0.68)       (1.93)     5.48
                                                         ------      ------        ------       ------    ------
Less distributions:
  Dividends from net investment income ................     --          --          (0.08)         --      (0.01)
  Distributions in excess of net investment income
    (temporary book-tax difference) ...................     --          --          (0.01)         --        --
  Distributions from net realized gains ...............     --          --            --         (0.47)    (0.17)
  Distributions in excess of net realized gains
    (temporary book-tax difference) ...................     --          --            --         (0.09)      --
                                                         ------      ------        ------       ------    ------
Total distributions ...................................     --          --          (0.09)       (0.56)    (0.18)
                                                         ------      ------        ------       ------    ------
Net asset value, end of period ........................  $10.18      $11.49        $10.70       $11.47    $13.96
                                                         ======      ======        ======       ======    ======
Total return ..........................................  (11.40%)      7.38%        (5.93%)     (13.81%)   63.37%

Ratio to average net assets:
  Expenses ............................................    1.82%       1.76%         1.88%        1.65%     1.64%
  Net investment income (loss) ........................    0.09%      (0.01%)         .70%       (0.06%)    0.21%
Portfolio turnover rate ...............................  112.05%      86.26%        92.85%       79.56%    38.35%
Average commission paid on equity
  security transactions** .............................    $0.00       $0.00           --           --        --
Net assets at end of period (000's omitted) ........... $137,686    $254,673      $265,544     $288,581  $230,473


----------
** The average commission paid on equity security transactions for the years ended December 31, 1997 and 1996 is less than $0.005 per share of securities purchased and sold. In accordance with SEC disclosure guidelines, average commissions are calculated beginning with the year ended December 31, 1996, but not for prior periods.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Lexington Worldwide Emerging Markets Fund, Inc.:

     We have audited the accompanying statements of net assets (including the portfolio of investments) and assets and liabilities of Lexington Worldwide Emerging Markets Fund, Inc. as of December 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington Worldwide Emerging Markets Fund, Inc. as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

New York, New York
February 4, 1998

LEXINGTON
WORLDWIDE EMERGING MARKETS FUND,INC.


INVESTMENT ADVISER
--------------------------------------------------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

DISTRIBUTOR
--------------------------------------------------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

  ------------------------------------------------------------------------------
  ALL SHAREHOLDER REQUESTS FOR SERVICES OF
  ANY KIND SHOULD BE SENT TO:

  TRANSFER AGENT
  ------------------------------------------------------------------------------
  STATE STREET BANK AND
  TRUST COMPANY

  c/o National Financial Data Services
  1004 Baltimore
  Kansas City, Missouri 64105

  OR CALL TOLL FREE:
  SERVICE AND SALES: 1-800-526-0056
  24 HOUR ACCOUNT INFORMATION:
  1-800-526-0052
  ------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(800) 526-0052

                                    "LEXLINE"
                   24 hour toll-free telephone access to your
                             Lexington Fund account
                  Price/Yield o Account Balances o Exchanges o
             Last Transactions o Total Return o Duplicate Statements
--------------------------------------------------------------------------------


This  report  has been  prepared  for the  information  of the  shareholders  of
Lexington Worldwide Emerging Markets Fund, Inc. and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.



                                    LEXINGTON
--------------------------------------------------------------------------------

================================================================================
                                    LEXINGTON

                                    WORLDWIDE

                                    EMERGING

                                     MARKETS

                                   FUND, INC.

--------------------------------------------------------------------------------

                        Seeks long-term growth of capital
                         primarily through investment in
                              equity securities of
                        companies domiciled in, or doing
                         business in, emerging countries
                              and emerging markets.
--------------------------------------------------------------------------------


                                  ANNUAL REPORT
                                DECEMBER 31, 1997

                               The Lexington Group
                                   of No Load
                              Investment Companies
================================================================================